THIRD QUARTER REPORT

JUNE 30, 2009

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2009 Third Quarter Report

President's Letter	1

Summary Information	2

Commentary on Oakmark and Oakmark Select Funds	4

Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	7

Oakmark Select Fund

Letter from the Portfolio Managers	11

Schedule of Investments	12

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	14

Schedule of Investments	17

Oakmark Global Fund

Letter from the Portfolio Managers	23

Global Diversification Chart	26

Schedule of Investments	27

Oakmark Global Select Fund

Letter from the Portfolio Managers	31

Global Diversification Chart	33

Schedule of Investments	34

Commentary on International and International Small Cap Funds	37

Oakmark International Fund

Letter from the Portfolio Managers	38

Global Diversification Chart	40

Schedule of Investments	41

Oakmark International Small Cap Fund

Letter from the Portfolio Manager	46

Global Diversification Chart	48

Schedule of Investments	49

Oakmark Glossary	57

Trustees and Officers	61

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

World markets achieved very strong gains in the second quarter. The S&P 5003 rose over 15%, and international and global market indexes increased by more than 20%. All of our equity Funds outperformed their market averages. In fact, five of our seven Funds set new records for the highest quarterly return since the inception of the Fund.

Economic Recovery Watch

The world economy and financial markets continue to face many difficult challenges. Despite the persistence of negative economic signals, positive signs are becoming more common. Encouraging indicators, such as narrowing credit spreads, increasing equity and debt issuance and declining business inventories, suggest that the massive economic stimulus provided by governments around the world is producing tangible results. Although the world economy still faces many challenges and though the turnaround is likely to be slow, we believe that the conditions have been created for renewed economic growth.

Market Cycles and Personal Investment Demons

At the end of 2008 and during the early months of 2009, heavy selling by panicked investors helped take world stock markets to new lows. In last quarter's letter, I noted that after stock market averages had been almost cut in half, many frightened investors were asking us whether the stock market had reached a bottom and whether they should sell to avoid further losses. Just a few months later, with markets up sharply and historically high levels of cash sitting on the sidelines, many investors are now asking how much longer the rally will last and are unhappily wondering if they missed the recovery.

Robert J. Hastings once noted that, "It isn't the burdens of today that drive men mad. Rather it is regret over yesterday and fear of tomorrow." Although Mr. Hastings was a theologian, his observation applies surprisingly well to investing. Fear, greed and regret are natural emotional responses to recent events that have exaggerated the swings in the market. Unfortunately, they have also led investors, particularly individual investors, to make bad decisions that cost them quite dearly. Cognitive psychologists who study investor behavior have demonstrated how behaviors like anchoring, regret aversion and rationalization can plague both professional and individual investors alike and can significantly detract from investment returns.

We have often discussed how adhering to an investment discipline can remove emotion from the investment process and improve results. As value investors we look for companies selling at large discounts to business value. While large stock market declines may trigger investor fear about further losses, our discipline actually makes us more enthusiastic about such events because they allow us to buy good businesses at more attractive prices. Our investment training tells us that the larger the discount to value gets, the better our returns can become.

We believe our investing discipline is particularly helpful in current market conditions. For those who fear that further market declines could cause long-term capital losses, we note that the average stock in our portfolios now sells at a historically high discount to value. This suggests that our stocks offer limited downside and disproportionately large upside. For those who worry that they may have missed the recovery, we would point out that broad market indexes and stock valuation remain substantially below their levels of 12-18 months ago, even if they are not quite as attractive as they were at their early March lows.

We encourage investors in The Oakmark Funds to think about their investment decisions in the same disciplined way that we do. In that light, we believe that the wide discounts to value that are available today—and in our portfolios in particular—make this a very attractive time to be buying our Funds.

We appreciate your continued trust and confidence, especially in these difficult times. We thank you for your continued patience and support, and we welcome your comments and questions. You can reach us via e-mail at: ContactOakmark@oakmark.com.

John R. Raitt
President and CEO of The Oakmark Funds
President and CEO of Harris Associates L.P.

June 30, 2009

THE OAKMARK FUNDS

Summary Information

Performance for Periods Ended June 30, 2009[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	23.24%	25.70%	10.37%	29.53%
1 Year	-15.38%	-12.59%	-15.10%	-22.72%
Average Annual Total Return for:
3 Year	-6.13%	-10.32%	1.35%	-5.40%
5 Year	-1.87%	-3.50%	4.02%	2.54%
10 Year	0.77%	3.82%	8.03%	N/A
Since inception	11.24% (8/5/91)	10.55% (11/1/96)	10.67% (11/1/95)	9.32% (8/4/99)
Top Five Equity Holdings as of June 30, 2009[2] Company and % of Total Net Assets	Liberty Media Corp. -Entertainment 3.2% Intel Corp. 2.6% Diageo PLC 2.6% Texas Instruments Inc. 2.5% Hewlett-Packard Co. 2.4%	Discovery Communications, Inc. Class C 9.9% Liberty Media Corp. -Entertainment 8.2% H&R Block, Inc. 5.6% Schering-Plough Corp. 5.2% Viacom, Inc.-Class B 5.0%	XTO Energy, Inc. 3.9% General Dynamics Corp. 3.1% Avon Products, Inc. 2.9% EnCana Corp. 2.9% Covidien PLC 2.6%	Julius Baer Holding, Ltd. 4.7% Daiwa Securities Group, Inc. 4.5% Oracle Corp. 4.4% Laboratory Corp. of America Holdings 4.1% Societe Television Francaise 1 3.8%
Sector Allocation as of June 30, 2009 Sector and % of Market Value	Consumer Discretionary 34.1% Information Technology 22.3% Financials 13.2% Health Care 10.1% Industrials 10.0% Consumer Staples 8.5% Energy 1.8%	Consumer Discretionary 45.2% Information Technology 25.5% Health Care 14.8% Financials 10.5% Energy 4.0%	U.S. Government
Securities 37.4%
Consumer Staples 17.8%
Energy 11.1%
Health Care 10.6%
Industrials 9.1%
Consumer
Discretionary 6.4%
Foreign Government
Securities 3.4%
Financials 1.8%
Information
Technology 1.7%
			Materials 0.7%	Information Technology 23.7% Consumer Discretionary 23.6% Financials 17.5% Industrials 15.0% Health Care 11.2% Energy 5.5% Consumer Staples 2.7% Materials 0.8%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Periods Ended June 30, 2009[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	26.56%	33.23%	43.74%
1 Year	-2.44%	-12.08%	-20.66%
Average Annual Total Return for:
3 Year	N/A	-6.55%	-8.72%
5 Year	N/A	3.58%	3.82%
10 Year	N/A	5.56%	7.61%
Since inception	-4.86% (10/2/06)	9.28% (9/30/92)	8.86% (11/1/95)
Top Five Equity Holdings as of June 30, 2009[2] Company and % of Total Net Assets	Liberty Media Corp. -Entertainment 7.3% Societe Television Francaise 1 7.1% Compagnie Financiere Richemont SA 6.0% Credit Suisse Group 6.0% Daiwa Securities Group, Inc. 5.6%	Signet Jewelers, Ltd. 3.7% Daiwa Securities Group, Inc. 3.4% Compagnie Financiere Richemont SA 3.3% Allianz SE 3.1% Daimler AG 3.0%	Julius Baer Holding, Ltd. 3.8% LSL Property Services PLC 3.7% Atea ASA 3.5% BBA Aviation PLC 3.3% Interpump Group SpA 3.1%
Sector Allocation as of June 30, 2009 Sector and % of Market Value	Consumer Discretionary 40.1% Information Technology 24.5% Financials 21.9% Health Care 8.0% Industrials 5.5%	Consumer Discretionary 36.9% Financials 18.6% Industrials 17.4% Information Technology 11.9% Consumer Staples 5.1% Health Care 4.6% Materials 4.1% Energy 1.4%	Industrials 33.4% Consumer Discretionary 25.5% Information Technology 15.2% Financials 13.2% Materials 6.7% Consumer Staples 4.3% Health Care 1.7%

As of 9/30/08, the expense ratio for Class I shares was 1.10% for Oakmark Fund, 1.08% for Oakmark Select Fund, 0.81% for Oakmark Equity and Income Fund, 1.16% for Oakmark Global Fund, 1.35% for Oakmark Global Select Fund, 1.10% for Oakmark International Fund and 1.41% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Interviewer: "The President compared the economy of the country to a garden, and he stated that after a period of decline, a time of growth would naturally follow."

Chauncey Gardner: "Yes. It is possible for everything to grow strong. And there is plenty of room for new trees and new flowers of all kinds."

Finally, a positive quarter to report. The S&P 5003 achieved a strong gain, and our Funds gained substantially more. By definition, it's unusual in any given quarter for the market to perform extremely well, or for our portfolios to significantly outperform the market. To have both happen in one quarter is much rarer. And, for value investors, who use an investing style that typically earns its keep by losing less in bad markets, the combination almost never happens. Though we're very pleased to report such a good quarter, as always, our focus is forward, not backward.

You can't go on-line, watch TV, or open a newspaper today without getting an analysis of what is going on in the economy. It seems that the analogy du jour is to compare the economy to gardening. Are we seeing evidence of green shoots? Will those shoots flourish and become a full blooming garden? Or, as sometimes happens in climates like Chicago's, will they be hit by a late freeze and die? Nobody knows, but everyone seems anxious to share their opinions.

Last month, having heard one too many references to "green shoots," my mind wandered to an old movie. This year marks the thirtieth anniversary of Peter Sellers's performance as the old gardener in Being There. In that movie, Sellers played a mentally challenged gardener whose entire knowledge base consisted of what he'd seen on TV or in his garden. Chance, the gardener, later called Chauncey Gardner, ends up staying in the home of a wealthy industrialist while the President of the United States is visiting. A debate between the President and the industrialist over which policies will end a recession leads to one of the best exchanges of the movie, when the President asks Chauncey for his advice:

PRESIDENT:  Mr. Gardner, do you agree with Ben, or do you think that we can stimulate growth through temporary incentives?

CHAUNCEY:  As long as the roots are not severed, all is well. And all will be well in the garden.

PRESIDENT:  In the garden?

CHAUNCEY:  Yes. In the garden, growth has its seasons. First comes spring and summer, but then we have fall and winter. And then we get spring and summer again.

PRESIDENT:  Spring and summer?

CHAUNCEY:  Yes.

PRESIDENT:  Then fall and winter?

CHAUNCEY:  Yes.

BEN:  I think what our insightful young friend is saying is that we welcome the inevitable seasons of nature, but we're upset by the seasons of our economy.

CHAUNCEY:  Yes. There will be growth in the spring.

PRESIDENT:  Hmm. Well, Mr. Gardner, I must admit that is one of the most refreshing and optimistic statements I've heard in a very, very long time. I admire your good, solid sense. That's precisely what we lack on Capitol Hill.

Chauncey Gardner became a national celebrity and economic policy advisor. He was viewed as brilliant for being able to explain complex economic issues with simple gardening analogies that a third grader could understand. Of course, no one realized that he, too, was really operating at a third-grade level. If nothing else, the movie serves as a good reminder that if people believe you are smart, the less you say, the easier it is for them to continue in that belief. Additionally, it is a fun example of life imitating art, as today's economic commentators sound eerily similar to a movie character from thirty years ago.

So, at the risk of saying more than I should, here's what we think about the current investment environment. We continue to believe that today's long-term investors will increase their capital more by investing in stocks than by investing in other assets. Further, we believe that the long-term return for stocks purchased today is likely to be higher than historical average returns. Here are a few of our main reasons for such optimism.

OAKMARK AND OAKMARK SELECT FUNDS

1)  Valuation

For us, everything starts with valuation. The S&P 500 trades at about 900 with operating earnings in 2009 expected to be in the $60s. Many analysts are using those two numbers to claim that the market has recovered so much that we are already back at a normal mid-teens P/E4 ratio. I can't argue with their math. However, the unanswered question is what level of earnings is normal. If 2009 earnings represent a "normal" base from which mid-single digit growth resumes, then expected returns from an investment today would be several percentage points above government bonds, which is consistent with historical averages. On that basis, one could conclude that today's market level is in the ballpark of fair. But remember that S&P earnings back in 2006 were nearly $90 and that typically when a recession ends, earnings recover much more rapidly than would be implied by normal earnings growth. In our view, the biggest question concerning earnings is when they will recover, not if. Starting from a "normal" P/E level, we believe the market should increase from here more or less as much as earnings recover, which would lead to above-average returns.

2)  High cash levels

For the market to go higher, new cash needs to be invested. Existing owners buying and selling to each other has no net effect. One measure of cash waiting to be invested is balances in money market funds. Certainly not all of that money is destined for the market, but when investors temporarily exit the stock market, money funds are often used as a parking spot. And, as you'd expect, when the market was falling in November and again in March, money market balances were growing. Recently, we've been interested in a statistic that measures the ratio of money market fund assets to the total market value of the S&P 500. (See chart below.) Before the 2008 bear market, that ratio had averaged about 18% since 1980, meaning that there was typically enough cash in money market funds to buy 18% of the S&P 500. In March 2009 it peaked at 65%, more than three times its long-term average and more than twice its prior peaks (1982, 2002). The subsequent stock market rally has resulted in a small reduction in assets in money market funds and a larger increase in the value of the S&P 500. The ratio has fallen from 65% to 46%. It no longer is as extreme as it was at the March bottom, but it is still much higher than the peak level prior to 2008. We conclude that there is still plenty of fire power waiting to invest in stocks.

3)  Lots of skepticism

As value managers, we're used to having people disagree with us. In fact, we prefer it that way. The consensus opinion, almost by definition, is usually reflected in current prices. So when we differ from consensus, we're excited by the opportunity. We believe that today's consensus stock market opinion is that the magnitude of the market increase since March has not been matched by fundamental improvement in the economy. The implication is that an investor should wait for the market to fall before increasing their investment in stocks. While we applaud the effort to tie stock price movements to fundamentals, we have to ask, where were these fundamentalists when the market was in freefall? We believe that panicked investors, momentum investors and short sellers all combined to drive the market far beneath the level that was justified by the economy's cyclical decline. In our view, the March low—not today's market—was disconnected from fundamentals. If the consensus comes around to our way of thinking, we believe the conversion of skeptics to investors will lead to higher prices.

We know that the past year has been an extremely trying time for our shareholders. Despite that—in fact because of that—we reiterate our advice from the previous two quarters: that shareholders should revisit their asset allocation and restore their percentage in equities to an appropriate level. With the S&P 500 still down over 25% in the past year, for most investors, returning to their target equity percentage requires increasing their stock investments. Approaching that decision statistically instead of emotionally can help avoid the trap that snares so many, buying high and selling low. One of the reasons we encourage rebalancing to a target asset allocation after a large market move is that it forces one to buy after prices have fallen and to sell after they have risen.

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

June 30, 2009

TOTAL U.S. MONEY MARKET FUND ASSETS
AS A % OF S&P 500 MARKET VALUE
1/31/1980 TO 6/30/2009

Before 1990 the S&P 500 Market Value data is monthly and before 2008 the Total U.S. Money Market Fund Assets data is annually.

S&P 500 Market Values are from FactSet Research Systems Inc. and Money Market Fund Assets are from Investment Company Institute (ICI).

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/09) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	23.24%	-15.38%	-1.87%	0.77%	11.24%
S&P 500	15.93%	-26.21%	-2.24%	-2.22%	7.13%
Dow Jones Average[5]	11.96%	-23.00%	-1.68%	-0.41%	8.43%
Lipper Large Cap Value Index[6]	16.34%	-25.98%	-2.05%	-1.15%	6.88%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.10%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund increased in value by 23% last quarter compared to the 16% increase in the S&P 500. Of the 56 stocks we held at some time during the quarter, 51 had positive returns. Of the five losers, the only stock that lost more than 10% was Best Buy (-11%), and it was one of our best performers in the prior quarter. The three stocks that benefited the portfolio the most—Capital One, American Express and Tyco Electronics—were each up over 70%. All three were recovering from being especially hard hit in the bear market, much more than we believed their business fundamentals warranted. Timely additions to position sizes, later reversed as part of our strategy to realize tax losses, added to the positive contribution from each of these stocks. This harvesting of tax losses will likely allow us to avoid capital gains distributions for several years.

During the quarter we sold the remainder of our Anheuser-Busch InBev position (most of the shares were sold in the previous quarter), the shares in Time Warner Cable that we received when it was spun-off from Time Warner, and our position in Xerox. All were sold to raise cash for investment in stocks that we believe are more attractively priced. New positions purchased during the quarter were 3M Company, Covidien, Oracle and Precision Castparts. Covidien is discussed below; the others are explained on our website.

Covidien (COV – $37)

We received shares of Covidien, the old Tyco Healthcare, when Tyco separated into three publicly traded companies in the third quarter of 2007. Less than a year later, Covidien stock surpassed $50 per share, with just over $2.50 of trailing earnings, for a P/E ratio of nearly 20 times, and we could no longer justify holding it. A year later, with the stock trading at just over $30 and projected 2009 earnings of over $3, the P/E ratio had been cut nearly in half to just over 10 times. Our admiration of Covidien's businesses and management team goes way back. In 1992, during Oakmark's first year, one of our most successful purchases was a hospital supply company, Kendall International. Two years later, Kendall was purchased by Tyco International and became the foundation for the Tyco Healthcare division. Richard Meelia became head of that segment when Kendall's CEO retired. Kendall's CEO spoke very highly of Meelia back then, and again recently, and Meelia's track record of growth and operational efficiency supports those comments. Now selling at an unassuming valuation, this high quality hospital supply business is again, in our view, an attractive investment.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

June 30, 2009

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2009 (Unaudited)

Name	Shares Held	Value
Common Stocks—94.5%
Advertising—1.4%
Omnicom Group, Inc.	1,241,254	$39,198,801
Apparel Retail—1.3%
Limited Brands	3,014,647	$36,085,325
Broadcasting—1.2%
Discovery Communications, Inc. Class C (a)	1,540,140	$31,619,074
Cable & Satellite—5.0%
Liberty Media Corp. - Entertainment (a)	3,298,680	$88,239,690
Comcast Corp., Class A	3,400,000	47,940,000
		136,179,690
Catalog Retail—1.0%
Liberty Media Holding Corp. - Interactive, Class A (a)	5,699,850	$28,556,249
Computer & Electronics Retail—2.2%
Best Buy Co., Inc.	1,819,400	$60,931,706
Department Stores—1.8%
Kohl's Corp. (a)	1,126,900	$48,174,975
Home Improvement Retail—2.0%
The Home Depot, Inc.	2,281,500	$53,911,845
Household Appliances—1.5%
The Black & Decker Corp.	1,400,000	$40,124,000
Housewares & Specialties—1.7%
Fortune Brands, Inc.	1,350,000	$46,899,000
Motorcycle Manufacturers—1.5%
Harley-Davidson, Inc.	2,462,000	$39,909,020
Movies & Entertainment—6.6%
The Walt Disney Co.	2,500,000	$58,325,000
Viacom, Inc., Class B (a)	2,339,745	53,112,211
Time Warner, Inc.	1,982,566	49,940,838
Liberty Media Holding Corp. - Capital, Class A (a)	1,395,836	18,927,536
		180,305,585
Restaurants—3.1%
Yum! Brands, Inc.	1,514,000	$50,476,760
McDonald's Corp.	594,000	34,149,060
		84,625,820
Specialized Consumer Services—1.9%
H&R Block, Inc.	3,058,600	$52,699,678

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.5% (cont.)
Distillers & Vintners—2.6%
Diageo PLC (b)	1,221,000	$69,902,250
Drug Retail—2.1%
Walgreen Co.	2,000,000	$58,800,000
Hypermarkets & Super Centers—1.6%
Wal-Mart Stores, Inc.	900,000	$43,596,000
Packaged Foods & Meats—1.7%
H.J. Heinz Co.	1,300,000	$46,410,000
Oil & Gas Exploration & Production—1.7%
EnCana Corp. (c)	950,000	$46,996,500
Asset Management & Custody Banks—3.8%
Bank of New York Mellon Corp.	1,839,630	$53,919,555
State Street Corp.	1,050,000	49,560,000
		103,479,555
Consumer Finance—4.2%
Capital One Financial Corp.	3,014,800	$65,963,824
American Express Co.	2,100,000	48,804,000
		114,767,824
Investment Banking & Brokerage—1.3%
Morgan Stanley	1,200,000	$34,212,000
Other Diversified Financial Services—3.2%
JPMorgan Chase & Co.	1,600,000	$54,576,000
Bank of America Corp.	2,500,000	33,000,000
		87,576,000
Health Care Equipment—3.4%
Medtronic, Inc.	1,850,000	$64,546,500
Covidien PLC (c)	750,000	28,080,000
		92,626,500
Pharmaceuticals—6.2%
Schering-Plough Corp.	2,431,135	$61,070,111
GlaxoSmithKline PLC (b)	1,600,000	56,544,000
Bristol-Myers Squibb Co.	2,500,000	50,775,000
		168,389,111
Aerospace & Defense—2.6%
The Boeing Co.	1,000,000	$42,500,000
Precision Castparts Corp.	400,000	29,212,000
		71,712,000

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.5% (cont.)
Air Freight & Logistics—2.1%
FedEx Corp.	1,050,000	$58,401,000
Industrial Conglomerates—3.2%
Tyco International, Ltd. (c)	2,039,500	$52,986,210
3M Co.	550,000	33,055,000
		86,041,210
Industrial Machinery—1.5%
Illinois Tool Works, Inc.	1,100,000	$41,074,000
Communications Equipment—1.7%
Cisco Systems, Inc. (a)	2,500,000	$46,600,000
Computer Hardware—5.8%
Hewlett-Packard Co.	1,725,000	$66,671,250
Dell, Inc. (a)	3,900,000	53,547,000
Apple, Inc. (a)	270,000	38,456,100
		158,674,350
Data Processing & Outsourced Services—1.7%
Western Union Co.	2,730,000	$44,772,000
Electronic Manufacturing Services—1.9%
Tyco Electronics, Ltd. (c)	2,839,500	$52,786,305
Internet Software & Services—1.5%
eBay, Inc. (a)	2,400,000	$41,112,000
Semiconductors—5.1%
Intel Corp.	4,350,000	$71,992,500
Texas Instruments, Inc.	3,200,000	68,160,000
		140,152,500
Systems Software—3.4%
Microsoft Corp.	2,600,000	$61,802,000
Oracle Corp.	1,400,000	29,988,000
		91,790,000
Total Common Stocks (Cost: $2,180,681,385)		2,579,091,873

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—5.4%
Repurchase Agreements—5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.07% dated 6/26/2009 due 7/2/2009, repurchase price $75,000,875, collateralized by a Federal Farm Credit Bank Bond, with a rate of 3.875%, with a maturity of 8/25/2011, and with a market value plus accrued interest of $25,501,425, and by a Federal Home Loan Mortgage Corp Bond, with a rate of 7.000%, with a maturity of 3/15/2010, and with a market value plus accrued interest of $51,000,000	$75,000,000	$75,000,000
Fixed Income Clearing Corp. Repurchase Agreement, 0.03% dated 6/30/2009 due 7/1/2009, repurchase price $72,352,806, collateralized by a Federal Home Loan Bank Bond, with a rate of 0.875%, with a maturity of 3/30/2010, and with a market value plus accrued interest of $73,802,175	72,352,747	72,352,747
Total Repurchase Agreements (Cost: $147,352,747)		147,352,747
Total Short Term Investments (Cost: $147,352,747)		147,352,747
Total Investments (Cost: $2,328,034,132)—99.9%		$2,726,444,620
Other Assets In Excess of Liabilities—0.1%		3,230,218
Total Net Assets—100%		$2,729,674,838

(a) Non income-producing security.

(b) Represents an American Depositary Receipt.

(c) Represents a foreign domiciled corporation.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/09) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	25.70%	-12.59%	-3.50%	3.82%	10.55%
S&P 500	15.93%	-26.21%	-2.24%	-2.22%	3.91%
Lipper Multi-Cap Value Index[7]	16.70%	-26.34%	-2.73%	0.40%	4.21%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.08%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund increased in value by 26% last quarter compared to a 16% increase in the S&P 500. While we are pleased to have outperformed the market, we're especially pleased by the magnitude of the absolute return. The 26% increase exceeded Select's previous best calendar quarter by more than four percentage points.

Our best performers for the quarter were Bank of America, up 94%, and Capital One, up 79%. Both were rebounding from especially poor 2008 performances when many investors questioned any bank's ability to survive the recession. We continue to believe that both banks will not only survive, but after credit losses normalize, will enjoy the competitive advantage of low-cost funding from their retail deposit bases. The Fund's two largest positions, Discovery Communications, up 40%, and Liberty Media Entertainment, up 34%, had the most positive contribution to performance. Discovery continued to achieve good ratings increases, and their rebranded networks, such as the Oprah Winfrey Network and Planet Green, appear to be headed for success. Liberty Entertainment announced its long-awaited combination with DirecTV, and investors reacted positively to the prospect of directly owning DirecTV and eliminating the two-tiered corporate structure.

Another factor influencing this quarter's performance was that losses were small relative to the gains in the portfolio. Of our 21 positions, only three failed to increase in value, and the worst, Best Buy, lost 11%. In the prior quarter, Best Buy was one of our top performers and it remains a good contributor for the year, still up 20%. We continue to be pleased with Best Buy's operating performance as the company strengthens its leading position in consumer electronics retailing.

After several quarters of unusually high turnover in the portfolio, we neither added nor eliminated any positions in the past quarter.

Looking back further than this exciting quarter, the message becomes sobering. Investors in both the Fund and the stock market have suffered double-digit losses in the past year, and over five years, those losses cumulate to a double-digit percentage. Many have commented that given the negative return for five years, which is the minimum time period we have recommended for investing, stocks may no longer be an attractive asset. We conclude just the opposite. In our judgment, stocks have substantially underperformed the results of businesses, and because of this poor performance, they are even more attractive than they usually are. We believe that this past quarter was only the beginning of reversing that underperformance.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

June 30, 2009

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—June 30, 2009 (Unaudited)

Name	Shares Held	Value
Common Stocks—95.6%
Broadcasting—9.9%
Discovery Communications, Inc. Class C (a)	9,509,500	$195,230,035
Cable & Satellite—8.1%
Liberty Media Corp. - Entertainment (a)	6,017,029	$160,955,526
Catalog Retail—2.4%
Liberty Media Holding Corp. - Interactive, Class A (a)	9,400,000	$47,094,000
Computer & Electronics Retail—3.5%
Best Buy Co., Inc.	2,050,000	$68,654,500
Movies & Entertainment—9.6%
Viacom, Inc., Class B (a)	4,325,000	$98,177,500
Time Warner, Inc.	3,610,666	90,952,676
		189,130,176
Restaurants—4.1%
Yum! Brands, Inc.	2,415,000	$80,516,100
Specialized Consumer Services—5.6%
H&R Block, Inc.	6,469,600	$111,471,208
Oil & Gas Exploration & Production—3.8%
Newfield Exploration Co. (a)	2,300,000	$75,141,000
Consumer Finance—3.0%
Capital One Financial Corp.	2,710,600	$59,307,928
Other Diversified Financial Services—7.1%
JPMorgan Chase & Co.	2,194,000	$74,837,340
Bank of America Corp.	4,900,000	64,680,000
		139,517,340
Health Care Equipment—4.6%
Medtronic, Inc.	2,600,000	$90,714,000
Pharmaceuticals—9.5%
Schering-Plough Corp.	4,082,954	$102,563,805
Bristol-Myers Squibb Co.	4,210,200	85,509,162
		188,072,967
Computer Hardware—3.9%
Dell, Inc. (a)	5,613,000	$77,066,490
Data Processing & Outsourced Services—3.9%
Western Union Co.	4,665,400	$76,512,560
Electronic Manufacturing Services—3.9%
Tyco Electronics, Ltd. (b)	4,167,838	$77,480,108

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—June 30, 2009 (Unaudited)

Name	Shares Held/ Par Value	Value
Common Stocks—95.6% (cont.)
Internet Software & Services—3.7%
eBay, Inc. (a)	4,200,000	$71,946,000
Semiconductors—9.0%
Texas Instruments, Inc.	4,275,000	$91,057,500
Intel Corp.	5,247,000	86,837,850
		177,895,350
Total Common Stocks (Cost: $1,790,595,665)		1,886,705,288
Short Term Investments—4.5%
Repurchase Agreements—4.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.03% dated 6/30/2009 due 7/1/2009, repurchase price $45,015,370, collateralized by Federal Home Loan Bank Bonds, with rates from 0.800% - 0.875%, with maturities from 3/30/2010 - 4/30/2010, and with an aggregate market value plus accrued interest of $45,919,044	$45,015,333	$45,015,333
Fixed Income Clearing Corp. Repurchase Agreement, 0.07% dated 6/26/2009 due 7/2/2009, repurchase price $45,000,525, collateralized by a Federal Farm Credit Bank Bond, with a rate of 3.875%, with a maturity of 8/25/2011, and with a market value plus accrued interest of $45,900,000	45,000,000	45,000,000
Total Repurchase Agreements (Cost: $90,015,333)		90,015,333
Total Short Term Investments (Cost: $90,015,333)		90,015,333
Total Investments (Cost: $1,880,610,998)—100.1%		$1,976,720,621
Liabilities In Excess of Other Assets—(0.1)%		(2,560,231)
Total Net Assets—100%		$1,974,160,390

(a) Non income-producing security.

(b) Represents a foreign domiciled corporation.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/09) AS COMPARED TO THE LIPPER BALANCED FUND INDEX8 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	10.37%	-15.10%	4.02%	8.03%	10.67%
Lipper Balanced Fund Index	12.52%	-16.52%	0.84%	1.51%	5.29%
S&P 500[3]	15.93%	-26.21%	-2.24%	-2.22%	5.22%
Barclays Capital U.S. Govt./Credit[9]	1.85%	5.26%	4.80%	5.95%	5.99%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 0.81%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"Mists rise over
The still pools at Asuka
Memory does not
Pass away so easily."

Akahito (Japanese poet)

The Equity and Income Fund returned 10% in the quarter ended June 30, 2009, compared to the 13% reported by Lipper for its Balanced Fund Index. Year to date, the Fund has returned 4%, and the Lipper Balanced Fund Index has returned 6%. The Equity and Income Fund has compounded at 11% annually since its inception. All things being equal (which they never are), we grudgingly accept these returns because the past six months were marked by extreme volatility for stocks, bonds, money market instruments and currencies, and we are glad that we preserved capital on your and on our investment.

However, we also recognize that capital preservation in and of itself can be a pyrrhic victory, and we continue to strive to provide our investors with a real total rate of return that allows them to pay bills and perhaps flourish. In this quarter, we were confronted with the issue of whether or not to participate in what some thought was the aggressive trade—that is, investing in U.S. financial stocks, especially banks and investment brokers. In the past we have felt that this sector lacked the necessary financial and accounting transparency to meet the margin of safety for our investment criteria. We do not feel that transparency in this sector has improved. For those who would point to the fact that the major banks all passed "stress" tests with flying colors, we offer a basketball analogy: it is like bringing the regulation height of the basket down to seven feet and then emphasizing the immediate and increased improvement in dunking statistics.

In our last letter we discussed the fixed income investor's dilemma of being confronted with deflationary expectations on the one hand and inflationary ones on the other. Unfortunately, this dilemma has continued, and the concomitant schizophrenia has been reflected in the global bond markets. At your Fund, we have tried to have our cake and eat it too by decreasing our allocation of fixed coupon U.S. Treasuries, increasing our allocation of U.S. Treasury Inflation Protection issues, and selectively increasing our exposure to corporate bonds and sovereign debt issues. To date, this has dampened portfolio volatility, which is what we prefer our fixed income investments to do. However, at a certain point we expect the economy's direction will become clearer to us, and we will have to make a choice on how we position our fixed income holdings.

Strong contributors to the portfolio during the quarter were XTO Energy Inc. and EnCana Corporation, both of which benefitted from a strong

OAKMARK EQUITY AND INCOME FUND

recovery in oil prices. Other strong performers were General Dynamics, helped by an acquisition as well as new prospects for its various defense businesses; Avon Products, boosted by its strong position in emerging markets such as China, Russia and Brazil, as well as increased earnings from a weakening dollar; and Diageo, which was helped by continued alcohol consumption during the recession, albeit at somewhat lower price points. Detractors in the portfolio included Foot Locker, Tractor Supply Company, Costco and Wal-Mart—all retail stocks that were hurt by U.S. consumers' trend toward spending within their means rather than incurring more debt. These stocks' negative impact was minimal.

Portfolio activity in this quarter was muted. Our only sale was Kraft Foods, which was eliminated due to ongoing concerns about consumers' shifting away from brand products and toward private label supermarket items. We initiated new positions in Costco (previously owned in the portfolio), Tractor Supply Company and Wal-Mart, which are all price-value oriented retailers. Our analysis indicates that these companies will be able to swim against the stream in this environment because consumers are seeking greater value due to fixed or declining incomes. Another addition to the portfolio was Walter Investment Management, a spin-off of the newly named Walter Energy.

Due to the shifts in the fixed income portion of the portfolio, average duration lengthened out to 4.25 years, and average maturity reached 6.6 years. Fixed coupon U.S. Treasury securities comprised 15.0% of the portfolio at the end of the quarter, and U.S. Treasury Inflation Index securities comprised 14.9%. We continue to focus on fixed income investments, believing that they have the greatest potential to add to or detract from real portfolio returns for the foreseeable future.

The Consumer & Brands

Traditionally, the values of U.S. consumer goods companies have been tied to an intangible factor—why consumers will pay more for a product that is often identical to a cheaper one sitting next to it on the shelf.

In the past, consumers believed that a branded product met a higher standard because the brand company sourced and assembled the raw materials itself. More recently, U.S. firms have focused on financial engineering rather than product engineering, and therefore, many products have become outsourced to lower cost producers. We invite you to look at the labels of many branded household products. Instead of seeing "manufactured by," you will see "manufactured for" in its place. In many instances, all that remains of the "brand" is the "brand name." The product itself is made for multiple channels in a single plant, and the only difference between the branded product and the generic product is the label.

In the current recession, consumers are searching for a cheaper price and thus, brand loyalty appears to be for sale. An article in the June 21, 2009 Financial Times indicated that "more than half of a typical U.S. brand's most loyal shoppers in 2007 had switched to rival products."10 Given that the most loyal customers—those choosing one particular brand for more than 70% of their purchases in a category—are the most profitable, this trend has raised red flags. Initial research seems to confirm that price and promotion at the retail level, especially in supermarkets, can prompt customers to buy a different brand. While in past recessions consumers have switched back to their beloved brand at the end of the downturn, this time consumers might discover that product differentiation no longer exists. Recent retailer results reflect this trend. Historically, a grocery store's own label brands might represent 25-30% of sales. During the most recent quarter, some grocery chains saw their store brand sales hit 35%. Drug store chains, which have traditionally enjoyed own-brand sales in the mid-to-high teens, now expect their own label sales to reach the mid-twenties. Should this happen, control will shift from the consumer products companies back to the retailer, at a higher order of magnitude than ever before. This would alter the investing landscape in a number of product categories.

Quo Vadis, Consumer?

One article of faith for government and commentators about this recession is that the simplest and quickest solution is to put money back into U.S. consumers' pockets in order to encourage increased spending. In that vein, whether on its own initiative or at the behest of Wall Street, the government has attempted to reinflate the shadow banking system of securitization, that collapsed like a balloon losing air last year, which is arguably what got us into this mess. At the same time, the government decided to protect the bond and equity holders of the major U.S. financial center banks, rather than let the banks fail, which would have been the expected result of those institutions' excessive speculative underwriting. After several months of government's attempts to convince the public that all would soon be well, investors have responded by cautiously dipping their toes back into the investing waters, albeit in somewhat different fashion than before. Not being cheerleaders by nature, we unfortunately beg to differ. To be blunt, no jobs are being created. On June 26th, the Wall Street Journal indicated that people are exhausting unemployment benefits before they find new employment. On average, 49% of those losing their benefits have still not found employment. In states tied to rust-belt or stressed industries, such as automobiles, the percentages are higher. This is before the layoffs in the not-for-profit and social service provider sectors that are anticipated in states with large funding gaps, like California and Illinois. With the coming of the back to school season followed by the holidays, we expect that there will be another uptick in mortgage defaults and welfare payouts as more people try to cope with having less. Ultimately, as a society the United States will be dealing in the near future with a lower standard of living.

All of this of course leaves us with the "savings" conundrum. Would it be a good thing if savings rates in the U.S. increased, enabling us to fund our standard of living out of our own economy rather than borrowing from abroad?

OAKMARK EQUITY AND INCOME FUND

From a long-term perspective, absolutely. Unfortunately, an increase in consumer savings has caused inventory liquidation as well as price cuts in the hopes of stimulating demand. This has the potential to lead to a deflationary environment of the sort that stymied the Japanese economy for the past ten years. To compound the problem, the moneys that consumers are saving are not coming from true GDP growth, but rather from transfer payments and tax cuts, and they are therefore unsustainable.

We remain concerned about how the attempts to avoid short-term pain have produced sub-optimal solutions for what are in fact long-term structural problems. Amidst continued calls for another reserve currency to replace the U.S. dollar for global trade, many developing countries' economies appear more capable of surviving a protracted economic downturn than those of developed countries. The United States stimulus plans have truly taken on aspects of the old "Helicopter" Ben Bernanke: "print the money and throw it out the door." Contrast that with China's stimulus plan, in which fund allocation as well as the number of jobs to be created is detailed down to the individual project level.

Nothing Ever Changes.....

At times it must seem that we are like the two characters in Beckett's Waiting for Godot. We confess that at times we feel like them, if you equate our constant grumbling about imperfections in the investing environment with that of the two characters as they await the arrival of Godot. Our grumbling is just that, grumbling, for we recognize that one deals with the environment as it is, not as one would like it to be. We also confess to feeling increasingly like investment dinosaurs because long-term, long-only (as opposed to market neutral or hedged) investors appear to be a diminishing breed. That said, we have found it somewhat refreshing that in our search for ideas, our long-term orientation has given us what we believe to be a substantial competitive advantage for the first time in recent years. Even though we feel the fixed income portion of your Fund may be the primary driver of future returns in the near-term, we have been pleased to find a greater number of companies that are being run as long-term concerns in order to benefit the shareholders rather than as wealth-transfer "vehicles" to benefit senior managers. As we have said before, we have often been—and we expect to continue to be—early in our investment selections. However, investment opportunities today appear to be greater than we have seen for a while, despite the fact that a number of businesses will not make it through this downturn. Our goal is to avoid the value traps and find the opportunities, of which we only need a few, in order to provide out-sized risk-adjusted returns. We shall write to you again at the conclusion of the next quarter.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

June 30, 2009

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2009 (Unaudited)

Name	Shares Held	Value
Equity and Equivalents—55.6%
Common Stocks—55.6%
Apparel Retail—2.4%
The TJX Cos., Inc.	9,003,800	$283,259,548
Foot Locker, Inc.	4,885,300	51,149,091
		334,408,639
Cable & Satellite—2.6%
Comcast Corp., Class A	13,434,700	$194,668,803
Scripps Networks Interactive, Inc., Class A	6,065,600	168,805,648
		363,474,451
Home Furnishings—0.4%
Mohawk Industries, Inc. (a)	977,100	$34,862,928
Leggett & Platt, Inc.	1,249,756	19,033,784
		53,896,712
Publishing—0.1%
The Washington Post Co., Class B	30,000	$10,565,400
Specialty Stores—0.4%
Tractor Supply Co. (a)	1,383,000	$57,145,560
Distillers & Vintners—2.4%
Diageo PLC (b)	5,813,600	$332,828,600
Drug Retail—2.3%
CVS Caremark Corp.	9,770,700	$311,392,209
Hypermarkets & Super Centers—4.4%
Wal-Mart Stores, Inc.	7,000,000	$339,080,000
Costco Wholesale Corp.	6,000,000	274,200,000
		613,280,000
Packaged Foods & Meats—4.9%
Nestle SA (b)	9,240,600	$348,000,996
ConAgra Foods, Inc.	17,098,700	325,901,222
		673,902,218
Personal Products—2.9%
Avon Products, Inc.	15,500,000	$399,590,000
Coal & Consumable Fuels—0.8%
Walter Energy, Inc.	3,028,900	$109,767,336
Oil & Gas Exploration & Production—8.8%
XTO Energy, Inc.	13,977,572	$533,104,596
EnCana Corp. (c)	8,012,000	396,353,640
Apache Corp.	3,908,300	281,983,845
		1,211,442,081

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Shares Held	Value
Equity and Equivalents—55.6% (cont.)
Oil & Gas Storage & Transportation—1.0%
The Williams Cos., Inc.	8,793,600	$137,268,096
Real Estate Investment Trusts—0.1%
Walter Investment Management Corp. (a)	1,106,195	$14,690,270
Reinsurance—1.2%
PartnerRe, Ltd. (c)	2,540,400	$164,998,980
Health Care Equipment—7.2%
Covidien PLC (c)	9,500,000	$355,680,000
Hospira, Inc. (a)	7,816,500	301,091,580
Varian Medical Systems, Inc. (a)	5,750,000	202,055,000
Steris Corp.	2,766,900	72,160,752
Kinetic Concepts, Inc. (a)	1,943,800	52,968,550
		983,955,882
Health Care Services—2.2%
Laboratory Corp. of America Holdings (a)	4,500,000	$305,055,000
Life Sciences Tools & Services—0.7%
Varian, Inc. (a)	1,377,100	$54,299,053
PerkinElmer, Inc.	2,500,000	43,500,000
		97,799,053
Aerospace & Defense—7.3%
General Dynamics Corp.	7,816,500	$432,955,935
Rockwell Collins, Inc.	6,350,900	265,023,057
Goodrich Corp.	4,000,000	199,880,000
Alliant Techsystems, Inc. (a)	1,255,700	103,419,452
		1,001,278,444
Industrial Machinery—0.8%
Pentair, Inc.	3,908,300	$100,130,646
Mueller Water Products, Inc., Class A	2,442,700	9,135,698
		109,266,344
Marine—0.6%
Kirby Corp. (a)	2,589,200	$82,310,668
Application Software—0.1%
Mentor Graphics Corp. (a)	3,116,618	$17,047,900
Communications Equipment—0.6%
EchoStar Corp. (a)	4,787,600	$76,314,344
Electronic Manufacturing Services—0.8%
Tyco Electronics, Ltd. (c)	6,106,700	$113,523,553

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Shares Held/ Par Value		Value
Equity and Equivalents—55.6% (cont.)
Construction Materials—0.6%
Martin Marietta Materials, Inc.		1,025,000	$80,852,000
Total Common Stocks (Cost: $7,278,001,519)			7,656,053,740
Total Equity and Equivalents (Cost: $7,278,001,519)			7,656,053,740
Fixed Income—39.7%
Corporate Bonds—0.9%
Diversified Real Estate Activities—0.2%
Brookfield Asset Management, Inc., 7.125%, due 6/15/2012		$19,055,000	$18,710,600
Brookfield Asset Management, Inc., 5.75%, due 3/1/2010		4,765,000	4,742,976
			23,453,576
Property & Casualty Insurance—0.2%
Fund American Cos., Inc., 5.875%, due 5/15/2013		$20,733,000	$19,530,237
Insurance Brokers—0.1%
Marsh & McLennan Cos., Inc., 6.25%, due 3/15/2012		$10,505,000	$10,805,979
Marsh & McLennan Cos., Inc., 5.15%, due 9/15/2010		8,365,000	8,382,935
			19,188,914
Leisure Facilities—0.1%
Vail Resorts, Inc., 6.75%, due 2/15/2014		$15,067,000	$14,539,655
Home Improvement Retail—0.1%
Home Depot, Inc., 0.749%, due 12/16/2009 (d)		$8,200,000	$8,174,990
Casinos & Gaming—0.0%
International Game Technology, Senior Note, 7.50%, due 6/15/2019		$1,775,000	$1,790,939
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (e)		$18,955,000	$17,141,139
Semiconductors—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,770,000	$10,690,553
Oil & Gas Exploration & Production—0.0%
Newfield Exploration Co., 7.625%, due 3/1/2011		$2,245,000	$2,250,612
Health Care Services—0.0%
Quest Diagnostic, Inc., Senior Note, 5.125%, due 11/1/2010		$1,640,000	$1,676,187
Total Corporate Bonds (Cost: $109,997,641)			118,436,802

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—39.7% (cont.)
Government and Agency Securities—38.8%
Canadian Government Bonds—3.2%
Canadian Government Bond, 4.00%, due 6/1/2017	CAD	100,000,000	$91,475,734
Canadian Government Bond, 4.00%, due 6/1/2016	CAD	98,855,000	90,795,489
Canadian Government Bond, 3.00%, due 6/1/2014	CAD	100,000,000	88,114,173
Canadian Government Bond, 3.50%, due 6/1/2013	CAD	97,705,000	87,878,640
Canadian Government Bond, 1.25%, due 6/1/2011	CAD	100,000,000	86,042,213
			444,306,249
U.S. Government Agencies—5.8%
Federal Farm Credit Bank, 3.50%, due 10/3/2011		$97,705,000	$102,053,361
Federal Farm Credit Bank, 0.205%, due 2/22/2012 (d)		94,775,000	94,255,064
Federal Home Loan Bank, 3.25%, due 3/11/2011		78,165,000	81,031,780
Tennessee Valley Authority, 6.79%, due 5/23/2012		57,385,000	64,778,483
Tennessee Valley Authority, 5.50%, due 7/18/2017		57,160,000	62,340,182
Federal Farm Credit Bank, 3.875%, due 11/13/2012		39,085,000	41,289,941
Federal Farm Credit Bank, 3.15%, due 5/19/2011		34,195,000	35,415,283
Tennessee Valley Authority, 4.875%, due 12/15/2016		30,865,000	32,224,048
Private Export Funding Corp. Series Y, 3.55%, due 4/15/2013		24,425,000	25,338,348
Federal Home Loan Mortgage Corp., 0.75%, due 12/2/2011 (f)		20,000,000	19,982,940
Federal Home Loan Bank, 0.50%, due 6/24/2011 (f)		19,000,000	18,987,498
Federal Home Loan Mortgage Corp., 1.25%, due 4/30/2012 (f)		17,500,000	17,507,018
Federal Farm Credit Bank, 4.50%, due 10/17/2012		15,390,000	16,562,610
Federal Farm Credit Bank, 5.125%, due 8/25/2016		14,290,000	15,570,570
Private Export Funding Corp. Secured Note, Series 1, 7.20%, due 1/15/2010		14,655,000	15,188,735
Federal Agricultural Mortgage Corp., 3.875%, due 8/19/2011		14,290,000	15,028,536
Federal Farm Credit Bank, 3.875%, due 8/25/2011		14,165,000	14,899,455
Tennessee Valley Authority, 4.375%, due 6/15/2015		9,770,000	10,333,377
Federal Farm Credit Bank, 1.00%, due 6/8/2011 (d)		10,000,000	9,995,430
Federal National Mortgage Association, 1.50%, due 5/12/2014 (f)		10,000,000	9,953,830
Federal Farm Credit Bank, 5.25%, due 7/16/2010		9,480,000	9,938,889
Federal Farm Credit Bank, 3.85%, due 2/11/2015		9,525,000	9,824,914
Federal Home Loan Bank, 1.00%, due 6/8/2012 (f)		9,500,000	9,486,197
Tennessee Valley Authority, 5.625%, due 1/18/2011		8,521,000	9,119,012
Federal Home Loan Mortgage Corp., 3.00%, due 6/30/2014 (f)		8,880,000	8,947,790
Federal Farm Credit Bank, 5.28%, due 8/16/2013		7,330,000	8,123,604
Federal Farm Credit Bank, 5.20%, due 11/28/2016		5,715,000	6,210,588
Federal Farm Credit Bank, 5.125%, due 6/6/2011		5,310,000	5,699,499
Federal Farm Credit Bank, 4.92%, due 8/26/2013		4,765,000	5,214,387
Federal Farm Credit Bank, 4.875%, due 12/16/2015		4,765,000	5,126,478
Federal Farm Credit Bank, 5.10%, due 8/9/2011		4,740,000	5,103,672

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—39.7% (cont.)
U.S. Government Agencies—5.8% (cont.)
Federal National Mortgage Association, 2.50%, due 6/23/2014 (f)		$5,000,000	$4,993,355
Federal Farm Credit Bank, 4.85%, due 3/9/2011		4,222,000	4,488,239
Federal Farm Credit Bank, 5.05%, due 5/25/2011		3,791,000	4,061,344
Federal Farm Credit Bank, 4.50%, due 8/8/2011		2,845,000	3,013,165
Federal Farm Credit Bank, 4.82%, due 10/12/2012		2,370,000	2,574,275
			804,661,897
U.S. Government Bonds—1.2%
United States Treasury Bonds, 8.125%, due 8/15/2019		$122,135,000	$167,458,566
U.S. Government Notes—28.6%
United States Treasury Notes, 2.625%, due 7/15/2017, Inflation Indexed		$514,395,000	$548,152,172
United States Treasury Notes, 4.875%, due 2/15/2012		473,880,000	516,825,375
United States Treasury Notes, 2.125%, due 1/15/2019, Inflation Indexed		496,560,000	512,853,127
United States Treasury Notes, 2.875%, due 1/31/2013		488,535,000	505,061,162
United States Treasury Notes, 1.625%, due 1/15/2018, Inflation Indexed		508,890,000	503,959,873
United States Treasury Notes, 3.25%, due 5/31/2016		500,000,000	502,187,500
United States Treasury Notes, 1.375%, due 7/15/2018, Inflation Indexed		494,395,000	479,254,153
United States Treasury Notes, 3.125%, due 5/15/2019		375,000,000	362,696,250
			3,930,989,612
Total Government and Agency Securities (Cost: $5,243,828,138)			5,347,416,324
Total Fixed Income (Cost: $5,353,825,779)			5,465,853,126
Short Term Investments—4.6%
Canadian Treasury Bills—1.1%
Canadian Treasury Bills, 0.46% - 0.57%, due 12/24/2009 - 6/10/2010	CAD	172,700,000	$148,029,940
Total Canadian Treasury Bills (Cost: $143,344,271)			148,029,940
United Kingdom Government Bonds—0.6%
United Kingdom Gilt, 0.66%, due 6/7/2010	GBP	50,000,000	$85,248,483
Total United Kingdom Government Bonds (Cost: $85,890,217)			85,248,483

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—4.6% (cont.)
Repurchase Agreements—2.9%
Fixed Income Clearing Corp. Repurchase Agreement,
0.07% dated 6/26/2009 due 7/2/2009, repurchase
price $200,002,332, collateralized by a Federal Farm
Credit Bank Bond, with a rate of 3.875%, with a
maturity of 8/25/2011, and with a market value
plus accrued interest of $58,395,000, and by a
Federal Home Loan Mortgage Corp. Bond, with a
rate of 7.000%, with a maturity of 03/15/2010, and
with a market value plus accrued interest of
$45,118,725, and by a Federal National Mortgage
Association Bond, with a rate of 3.000%, with a
maturity of 1/13/2014, and with a market value
plus accrued interest of $100,500,000	$200,000,000	$200,000,000
Fixed Income Clearing Corp. Repurchase Agreement, 0.03% dated 6/30/2009 due 7/1/2009, repurchase price $196,014,951, collateralized by Federal Home Loan Bank Bonds, with rates from 0.875% - 1.100%, with a maturity of 3/30/2010, and with an aggregate market value plus accrued interest of $199,936,525	196,014,788	196,014,788
Total Repurchase Agreements (Cost: $396,014,788)		396,014,788
Total Short Term Investments (Cost: $625,249,276)		629,293,211
Total Investments (Cost: $13,257,076,574)—99.9%		$13,751,200,077
Other Assets In Excess of Liabilities—0.1%		13,273,070
Total Net Assets—100%		$13,764,473,147

(a) Non income-producing security.

(b) Represents an American Depositary Receipt.

(c) Represents a foreign domiciled corporation.

(d) Floating Rate Note. Rate shown is as of June 30, 2009.

(e) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Step-Coupon.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro Dollar

GBP: British Pound

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/09) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	29.53%	-22.72%	2.54%	9.32%
MSCI World	20.75%	-29.50%	0.03%	-0.71%
Lipper Global Fund Index[12]	19.08%	-25.96%	1.24%	1.13%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.16%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"It does not take good news to end a bear market; only bull markets end with good news."

GaveKal

As you may well imagine, it is quite a relief to be writing a report after a strong quarter. In the Oakmark Global Fund's 40 quarter history the Fund had only once before suffered two consecutive down quarters until the recent six quarter streak. We well recognize negative numbers' effect on investment returns. If a portfolio loses 50%, that portfolio must gain 100% simply to get back to where it started. And, we have a lot of catching up to do to get back to the Fund's 2007 high. Nevertheless, we had to start somewhere, and the June quarter was a good beginning. The Fund logged a nearly 30% gain for the three months, comparing favorably to the Lipper Global Fund Index's 19% and 21% for the MSCI World Index. For the calendar year the returns are 12% for the Fund, 7% for the Lipper Global Fund Index, and 6% for the MSCI World Index. Annualized rates of return since the Fund's inception in August, 1999 are 9% for the Fund, 1% for the Lipper Global Fund Index, and -1% for the MSCI World Index.

Stocks from Switzerland, the U.S. and Japan provided the bulk of the Fund's positive performance, which should be expected after a powerful worldwide rally, since these are the Fund's three most heavily weighted countries. Ireland and Sweden actually registered the highest percentage returns, but their Global Fund portfolio weights are small. The lowest returning countries—Canada, the United Kingdom, and Italy—all produced positive returns. The portfolio's international component's higher returns caused the U.S. asset allocation to fall below 40%.

Often when the stock market rebounds off a panic low, the stocks that had been the weakest experience the best recovery, and we believe the 2009 rebound demonstrates this phenomenon. Financial industry stocks led the bear market decline, but they reversed to become the biggest contributors to the Fund's returns in the recent quarter. Credit Suisse, however, is the exception as it was both the largest contributor to the Fund's price change in the March quarter and second best contributor for the June quarter—a testament to the company's financial strength and strong management. Shares of Julius Baer (one of the largest detractors in the March quarter),

OAKMARK GLOBAL FUND

Daiwa Securities, and Bank of Ireland all enjoyed fine price increases, even though their business trends remain challenging. Television Francaise 1, another March quarter loser, also staged a powerful recovery. As always, the market looks forward and attempts to discount the economic future, and its message is that we have seen the worst. The Fund's only negative performer this quarter was Washington Post. Though the company's education and cable TV units remain vibrant, the print media division's problems have inhibited investor interest.

While trading activity in the quarter was not limited to the international sphere, our one complete sale and two new purchases were international names. We sold the GlaxoSmithKline (U.K.) holding to help fund the purchase of two attractively priced companies: Givaudan (Switzerland) and Rheinmetall (Germany). Givaudan, which we eliminated from the portfolio in 2007 for valuation reasons, returned to the Fund at a price roughly 40% lower from 2007 levels. Givaudan is the world's largest flavors and fragrances company. Givaudan's customers primarily produce consumer staples, such as food or soap, and these products suffer less during a recession. Our intrinsic value estimate for the company is similar to our 2007 estimate, and the share price is compelling once again.

Rheinmetall is a defense company and an automotive parts supplier. Over Harris Associates' 33-year history, we often have discovered value in diversified companies in which one division's poor results obscure both the success and value of another, and Rheinmetall is such a case. The automotive industry's problems have caused Rheinmetall's share price to fall 60% from its mid-2006 peak. While the automotive parts division is still significant, we estimate that automotive comprises only 20% of the company's total enterprise value. In contrast, the defense division has tripled its profitability over the past five years because of operational enhancements, an improved business mix, and lucrative new contracts. Given the current negative investment environment for anything automotive related, Rheinmetall's shares sell for less than their accounting book value. We estimate that the share price reflects only the defense division's business value, which means we are able to own the automotive parts business for less than zero. Though stock markets have rebounded worldwide, they are far from fully recovered, and we expect to continue to enjoy meaningful opportunities to improve the portfolio.

Is the Efficient Markets Theory as Dead as Monty Python's Parrot?

In a June 24 column in the Financial Times, James Montier of Grantham Mayo van Otterloo (GMO) declared that the efficient markets hypothesis was as dead as the parrot in a famous Monty Python skit. In the skit one actor maintains past the point of absurdity that the parrot in question is alive, and Montier suggests that many academics and professional investors have done the same regarding market efficiency. In the same vein he quotes Keynes who said "practical men are usually the slaves of some defunct economist." (Keynes was prophetic: many leading economists and government leaders today can be described as Keynesians.) But what is this argument about and how does it matter to Global Fund investors?

Probably most professional investors working today, including the Oakmark Global Fund managers, were taught that securities markets are virtually always efficient, where efficiency means that they incorporate all knowable relevant information in an effective fashion. The efficient market hypothesis implies that investors should probably give up trying to beat market returns and simply buy indexes. Alternatively, if one is to earn excess returns, one must either develop an informational advantage or forecast the future better than other investors. Montier and other critics argue that extremely volatile periods such as the Crash of 1987 or the past few years' market experience negate the theory because it is impossible for business values to be as volatile as stock prices indicate.

At Harris Associates we think about the problem differently. We believe that business values can generally be estimated and that stock prices and business values occasionally coincide. Our job is to identify those securities with desirable characteristics that are unduly depressed in price. We believe that in order for our investing style to persist, all we need is human nature to remain constant. Were humans collectively to become rational and perfectly economic in their thinking, stock markets and securities prices would be efficient at all times. Instead, people collectively move between pessimism and ebullience, and this creates our opportunity.

Montier makes another excellent point: the capital asset pricing model (which he calls the son of the efficient markets hypothesis) has left investors obsessed with performance measurement. As we have noted many times, at Harris Associates we are not benchmark oriented. Instead,

OAKMARK GLOBAL FUND

our goal is to earn positive rates of return for our clients in all environments.

Finally, Montier notes that the efficient markets hypothesis drives investors to be short-term oriented because the theory states that any opportunities will be fleeting. At Harris Associates we take a very long-term view. We believe that investors periodically mis-price securities and that price and value eventually do come back into alignment, but the realignment timing is completely unpredictable. If we purchase undervalued shares in a company and that company continues to grow its intrinsic value per share, we are pleased to hold those shares indefinitely or at least until we have other more dominant opportunities.

In conclusion, human nature's persistence means that we would be able to prosecute our investing style even if the efficient markets theory had not emerged, but our job is easier because this idea dominates investment thinking. In closing, we once again thank you for being our partners in the Oakmark Global Fund. We welcome your questions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

June 30, 2009

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—June 30, 2009 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—98.5%
Apparel, Accessories & Luxury Goods—5.1%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	9,199,900	$49,172,135
Luxottica Group SpA (Italy) (a)	Manufacturer & Retailer of Eyeglass Frames & Sunglasses	1,098,700	22,950,112
			72,122,247
Automobile Manufacturers—5.7%
Daimler AG Registered (Germany)	Automobile Manufacturer	1,278,500	$46,237,530
Toyota Motor Corp. (Japan)	Automobile Manufacturer	921,700	35,113,292
			81,350,822
Broadcasting—6.9%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	4,806,600	$53,896,279
Discovery Communications, Inc. Class C (United States) (a)	Media Management & Network Services	1,550,150	31,824,579
Discovery Communications, Inc. Class A (United States) (a)	Media Management & Network Services	532,550	12,009,003
			97,729,861
Household Appliances—3.7%
Snap-On, Inc. (United States)	Tool & Equipment Manufacturer	1,814,000	$52,134,360
Movies & Entertainment—1.1%
Live Nation, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	3,296,600	$16,021,476
Publishing—0.7%
The Washington Post Co., Class B (United States)	Newspaper & Magazine Publishing; Educational & Career Development Service Provider	30,660	$10,797,839
Distillers & Vintners—2.6%
Diageo PLC (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	2,607,800	$37,390,413

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—98.5% (cont.)
Oil & Gas Exploration & Production—5.4%
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	1,239,800	$47,285,972
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	404,500	29,184,675
			76,470,647
Asset Management & Custody Banks—4.7%
Julius Baer Holding AG (Switzerland)	Asset Management	1,710,000	$66,382,403
Diversified Banks—1.7%
Bank of Ireland (Ireland) (a)	Commercial Bank	10,355,900	$24,479,286
Diversified Capital Markets—6.4%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,012,600	$46,224,251
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	3,641,020	44,534,679
			90,758,930
Investment Banking & Brokerage—4.5%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	10,652,000	$63,579,177
Health Care Equipment—5.2%
Covidien PLC (Ireland)	Health Care Equipment & Supplies	1,098,000	$41,109,120
Medtronic, Inc. (United States)	Health Care Equipment	945,900	33,002,451
			74,111,571
Health Care Services—4.1%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	864,400	$58,597,676
Life Sciences Tools & Services—1.8%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	4,633,000	$24,740,220

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—98.5% (cont.)
Aerospace & Defense—3.0%
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	260,487	$21,453,709
ITT Corp. (United States)	Designs & Manufactures a Variety of Engineered Products & Military Defense Systems	480,000	21,360,000
			42,813,709
Building Products—3.2%
Assa Abloy AB, Series B (Sweden)	Develops, Designs, & Manufactures Security Locks	3,229,500	$45,001,556
Human Resource & Employment Services—3.4%
Adecco SA (Switzerland)	Temporary Employment Services	1,166,400	$48,586,134
Industrial Conglomerates—1.5%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	511,800	$22,149,628
Railroads—3.0%
Union Pacific Corp. (United States)	Rail Transportation Provider	813,600	$42,356,016
Research & Consulting Services—0.7%
Meitec Corp. (Japan)	Software Engineering Services	565,000	$9,771,007
Application Software—2.6%
SAP AG (Germany)	Develops Business Software	928,000	$37,323,869
Electronic Components—2.7%
OMRON Corp. (Japan)	Component, Equipment, & System Manufacturer	2,706,300	$39,189,168
Electronic Manufacturing Services—2.1%
Tyco Electronics, Ltd. (Switzerland)	Manufactures Electronic Components	1,581,200	$29,394,508
Office Electronics—5.7%
Canon, Inc. (Japan)	Computers & Information	1,227,900	$40,277,822
Neopost SA (France)	Mailroom Equipment Supplier	447,500	40,180,740
			80,458,562
Semiconductors—5.8%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,539,000	$42,020,450
Rohm Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	553,500	40,391,394
			82,411,844

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—98.5% (cont.)
Systems Software—4.4%
Oracle Corp. (United States)	Software Services	2,926,000	$62,674,920
Specialty Chemicals—0.8%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	18,200	$11,147,301
Total Common Stocks (Cost: $1,681,146,780)			1,399,945,150
Short Term Investment—1.3%
Repurchase Agreement—1.3%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03% dated 6/30/2009 due 7/1/2009, repurchase price $18,863,996, collateralized by a Federal Home Loan Bank Bond, with a rate of 0.875%, with a maturity of 3/30/2010, and with a market value plus accrued interest of $19,245,750	$18,863,980	$18,863,980
Total Repurchase Agreement (Cost: $18,863,980)		18,863,980
Total Short Term Investment (Cost: $18,863,980)		18,863,980
Total Investments (Cost: $1,700,010,760)—99.8%		$1,418,809,130
Foreign Currencies (Cost: $412,312)—0.0%		$407,497
Other Assets In Excess of Liabilities—0.2%		2,974,678
Total Net Assets—100%		$1,422,191,305

(a)  Non income-producing security.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (6/30/09) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

	Total Returns (as of 6/30/09)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	26.56%	-2.44%	-4.86%
MSCI World	20.75%	-29.50%	-10.23%
Lipper Global Fund Index[12]	19.08%	-25.96%	-8.67%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.35%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund posted its best quarterly performance since the Fund's inception, returning 27% for the quarter ended June 30, 2009. This compares favorably to the MSCI World Index, which returned 21%. Our holdings in the financial and consumer discretionary sectors contributed the most to the Fund's relative outperformance during the quarter.

We believe that stock prices have been much more volatile than business values. This disconnect between stock price changes and business value changes, in our opinion, presents opportunity. To illustrate, we can look at Societe Television Francaise 1 (TF1), France's largest television broadcaster and last quarter's largest detractor from performance, down 46%. This quarter TF1 was the largest contributor to performance, returning 50%. We don't believe business value was cut in half two quarters ago, and we don't believe it grew by half in the past quarter. TF1 remains a strong media franchise and a leader in its market—a market that is under-invested and moving towards greater polarization around two privately owned broadcasters. Pending media reforms will eventually create a more favorable environment for the business. Management is focused on efficiency gains and cash generation, although remodeling such a company is by its nature a delicate and lengthy process. It will take time for new management's actions to affect the bottom line because TF1 will need to work through a legacy of long-term contracts. Over the long run, we believe the business will structurally improve. In the near term, however, market conditions are exceptionally difficult and TF1 is suffering disproportionately as the market leader and premium provider. We believe that the wild fluctuations of current valuations reflect the market's difficulties, and not the quality of TF1's business.

Another top contributor to performance was Liberty Media Entertainment, the entertainment division of Liberty Media Corp., which returned 34% for the quarter. In early May Liberty Media Entertainment announced their much anticipated merger with DirecTV. Liberty Media Entertainment owns about half of DirecTV, and investors applauded the move to simplify its corporate structure by exchanging shares for DirecTV shares. As an aside, two of our holdings (Liberty Media Entertainment and Schering-Plough) have announced transactions to be acquired. We typically sell positions for which

OAKMARK GLOBAL SELECT FUND

acquisitions have been announced, because we feel the returns from arbitrage, holding the positions until the transaction is complete, are less attractive than owning other stocks. However, the expected returns from these particular stocks are still quite high, and in both cases, we believe the stocks that we will be receiving (DirecTV and Merck) from the acquiring companies are attractive investments on their own merits.

Only two stocks detracted from performance this quarter, Bristol-Myers Squibb and Best Buy Co. Bristol-Myers's shares fell only slightly due to general weakness in the healthcare sector as investors feared that anticipated healthcare reform could cause profit declines. We believe the company—and the pharmaceutical industry more generally—will stand up well to increased economic analysis of healthcare spending. Best Buy was one of last quarter's top contributors to performance but partially reversed that gain during this quarter. The stock is still up 20% year-to-date, and Best Buy continues to bolster its position as the top specialty retailer of consumer electronics. We continue to believe consumer electronics will be one of retail's fastest growing categories.

Geographically, we made minor changes to the portfolio weightings this quarter. The U.K. and Japan increased to approximately 10% and 12% of the portfolio, respectively. As a result, North America decreased to approximately 49%. The remaining 29%, excluding cash, was invested in the rest of Europe.

We continue to hedge the Fund's currency exposure defensively. Our hedge performance was down slightly this quarter although its contribution to performance was flat. As of June 30, 2009, approximately 25% of the Swiss franc and 11% of the Japanese yen exposures were hedged.

Recent market fluctuations have provided us with a unique opportunity to invest in high quality companies at extremely attractive prices. As long-term value investors, we will continue to focus on finding attractive, undervalued companies with management teams that are focused on building shareholder value.

As always, we thank you for your continued confidence and support.

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

June 30, 2009

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—June 30, 2009 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.2%
Apparel, Accessories & Luxury Goods—6.1%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	670,500	$13,933,910
Broadcasting—7.1%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	1,462,000	$16,393,368
Cable & Satellite—11.6%
Liberty Media Corp. - Entertainment (United States) (a)	Television & On-line Media Holdings	625,000	$16,718,750
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	1,347,000	10,083,181
			26,801,931
Computer & Electronics Retail—5.0%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	345,000	$11,554,050
Movies & Entertainment—8.4%
Viacom, Inc., Class B (United States) (a)	Publishing Company	514,000	$11,667,800
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	303,333	7,640,958
			19,308,758
Asset Management & Custody Banks—5.0%
Schroders PLC (United Kingdom)	International Asset Management	841,600	$11,360,642
Consumer Finance—2.3%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	245,000	$5,360,600
Diversified Capital Markets—6.0%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	302,300	$13,799,715

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.2% (cont.)
Investment Banking & Brokerage—5.6%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	2,173,000	$12,970,104
Other Diversified Financial Services—2.0%
Bank of America Corp. (United States)	Banking & Financial Services	350,000	$4,620,000
Pharmaceuticals—7.6%
Schering-Plough Corp. (United States)	Pharmaceuticals	370,000	$9,294,400
Bristol-Myers Squibb Co. (United States)	Health & Personal Care	405,000	8,225,550
			17,519,950
Human Resource & Employment Services—5.2%
Adecco SA (Switzerland)	Temporary Employment Services	288,900	$12,034,066
Application Software—3.9%
SAP AG (Germany)	Develops Business Software	221,000	$8,888,551
Computer Hardware—4.4%
Dell, Inc. (United States) (a)	Technology Products & Services	738,000	$10,132,740
Semiconductors—15.0%
Rohm Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	176,500	$12,880,002
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing & Analog Technologies	560,000	11,928,000
Intel Corp. (United States)	Computer Component Manufacturer & Designer	592,000	9,797,600
			34,605,602
Total Common Stocks (Cost: $249,027,563)			219,283,987

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—4.6%
Repurchase Agreements—4.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.03% dated 6/30/2009 due 7/1/2009, repurchase price $6,634,783, collateralized by a Federal Home Loan Bank Bond, with a rate of 1.100%, with a maturity of 3/30/2010, and with a market value plus accrued interest of $6,770,400	$6,634,778	$6,634,778
Fixed Income Clearing Corp. Repurchase Agreement, 0.07% dated 6/26/2009 due 7/2/2009, repurchase price $4,000,047, collateralized by a Federal Farm Credit Bank Bond, with a rate of 3.875%, with a maturity of 8/25/2011, and with a market value plus accrued interest of $4,080,000	4,000,000	4,000,000
Total Repurchase Agreements (Cost: $10,634,778)		10,634,778
Total Short Term Investments (Cost: $10,634,778)		10,634,778
Total Investments (Cost: $259,662,341)—99.8%		$229,918,765
Foreign Currencies (Cost: $112,062)—0.0%		$110,753
Other Assets In Excess of Liabilities—0.2%		461,932
Total Net Assets—100%		$230,491,450

(a)  Non income-producing security.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

Your international funds, Oakmark International and Oakmark International Small Cap, performed very well in both absolute and relative terms. (See individual fund write-ups for more detail.) In general, markets are still recovering from the price destruction that began during the second half of 2007. This severe decline in equity prices was fueled by a loss of liquidity and of confidence in the credit markets, which was followed by a severe—and, I would argue, a somewhat exaggerated—downturn in the real economy. The current "bounce" in equity prices reflects both the stabilizing credit markets and the belief that we have avoided global economic Armageddon. From our perspective, especially if we look beyond the short-term, global share prices remain extremely attractive.

Residual Fears

As we depart from what we believe is the bottom, worries remain about the nature of the economic recovery as well as authorities' ability to maintain price stability. Both variables affect equity market value and valuation growth.

Looking at the inflation issue first, recall that stocks are financial instruments that represent ownership interests in businesses. Further, business value is based on current and future flows of free cash. If the government fails to control inflation and, more importantly, inflation expectations, interest rates will rise. If interest rates continue to rise, stock prices will suffer because future cash flows will be worth less. This is one of the many negative attributes of high inflation. Though people continue to debate what causes inflation, most believe that it is a monetary phenomenon. Economist Irving Fisher came up with the quantity theory of money, which proposes that if the velocity of money is constant, an increase in the money supply will cause more inflation. To deal with the most recent global economic trauma, central banks around the world have increased the supply of money significantly. So far, declining velocity has not caused inflation. However, when velocity returns, if the money supply is not corrected, inflation could emerge. The big uncertainty is whether or not the central banks, led by the U.S. Federal Reserve, will "drain" the money from the system in time to prevent inflation. This is a troubling question, especially because Alan Greenspan failed to do so and, in turn, contributed to the current downturn. Inflation is not inevitable, even though the fuel for it exists. That said, inflation is a possible outcome, and if it does return, it may negatively affect all financial assets.

Another fear involves the nature of the economic recovery. The severe contraction began because weak consumer spending prompted the corporate world to abruptly stop producing goods. This knee-jerk reaction was evident in trade figures as well as shipping and transport data, which dropped as if they had fallen off of a cliff. And, of course, production declines caused employment reductions that reverberated back into the economy in the form of less consumer confidence and spending. In the past, certain consumers, like those in the U.S. and the U.K., were spending more than they could sustain. The good news is that in other places, like China, Japan and most of Western Europe, consumers were not over-extended at all. In fact, the savings rate in China remains at approximately 20%. Given that the ranks of the middle class, who have a significant amount of disposable income, are increasing around the world, the global economic scenario seems particularly bright, especially in the long term. Hopefully what "should happen" will actually come to pass: a better balance will emerge between spenders and savers, with the spenders saving more and the savers saving less.

I think there is reason to be optimistic about the world economy returning to growth, but I also believe that the sources of growth will not necessarily be familiar. Instead of the U.S. taking charge, China and the emerging world might become important sources of growth, as well as perhaps other high savings regions, like Japan and Western Europe.

Because we remain stock pickers who make investment decisions on value, the macro environment is just one of many factors we look at when analyzing a business. And, ironically, painful short-term swings in the macro-economic environment often provide us with opportunities to achieve our key objective: finding quality at low prices.

Though one must be mindful of possible potholes (especially in Chicago) in the road to recovery, we remain very optimistic about future investment opportunities, given the current low equity market valuations and the strong possibility that the world economy will grow reasonably and at a sustainable rate over time.

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com

June 30, 2009

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/09) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX13 (UNAUDITED)

		Average Annual Total Returns (as of 6/30/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	33.23%	-12.08%	3.58%	5.56%	9.28%
MSCI World ex U.S.	25.86%	-31.62%	2.87%	1.63%	5.44%
MSCI EAFE[14]	25.43%	-31.35%	2.31%	1.16%	5.13%
Lipper International Fund Index[15]	25.64%	-30.14%	3.35%	2.44%	6.39%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.10%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

We are pleased to report that Oakmark International Fund performed well during the quarter that ended June 30, 2009, returning 33%, which compares favorably to the MSCI World ex U.S. Index, which returned 26%. More importantly, the Fund has returned an average of 9% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 5% per year over the same period.

Global markets generally performed well in the second quarter as fears of a complete economic collapse diminished.

In your Fund, Signet Jewelers remained a star performer and was a top contributor to performance, returning 82% in the second quarter of '09. Despite industry weakness, Signet has not had to rely heavily on discounts and promotions as its peers have. Though the company's same store sales were stronger in the U.S. than in the U.K., both markets performed better than expected, off only 2.6% and 4.2%, respectively. Management continues to deliver on its cost savings plan and recognized $32 million of its estimated $100 million in total savings in its first quarter alone. Cash generation improved greatly over the past year, highlighting management's ability to react swiftly to changing market conditions. With struggling competitors and with management's excellent performance, we believe Signet is poised to emerge from this environment in an exceptionally strong position.

In previous letters, we have discussed Bank of Ireland, a banking and financial services company with operations in Ireland and the U.K., because it significantly detracted from performance. We are happy to report that the stock has rebounded and returned 242% for the quarter. The global credit freeze, bad debt formation, and a dire near-term economic outlook for both Ireland and the U.K sent the stock price plunging to ten-year lows in the first quarter of '09. Strong action by the Irish government to support Bank of Ireland via a 3.5 billion euro preference share capital injection and the Irish government's formation of a "bad bank" to remove 80-90 billion euro of bad loans from the Irish banking system significantly improved Bank of Ireland's operating prospects. Despite difficult near-term economic conditions, Bank of Ireland has acted swiftly to improve its cost structure while also protecting its status as the largest bank in Ireland. Stabilizing credit markets and brightening

OAKMARK INTERNATIONAL FUND

economic outlooks make us more confident about Bank of Ireland's long-term, risk reward profile.

We are excited to report there are no detractors from performance this quarter!

During the quarter we sold our positions in Lloyds Banking Group and Redecard. We purchased five new names, two of which we have owned before: Philips Electronics, a Dutch based manufacturer of consumer electronics and medical systems, and Compass Group, a U.K.-based food-service provider. Other additions include Tyco International, a Swiss-based provider of security products and services; Sodexo, a French-based food services and facilities management provider; and Atlas Copco, a Swedish developer, manufacturer and marketer of industrial products.

We'd like to take a brief moment to highlight one important aspect of our investment process. As you know, our investment process includes an extensive review of each company's operations, financials and management team. What you may not know is the significant amount of comparative peer research conducted during this review. We believe this research gives us a better understanding of the company's industry, as well as its competitive environment. During our due diligence on new Fund holding Compass Group, we discovered another interesting investment opportunity this quarter: Sodexo. Sodexo is a competitor of Compass Group that also operates in the food-service industry. However, Sodexo's facilities management division accounts for 22% of its overall food revenues, almost double that of Compass Group, and should help drive future growth. This, combined with the fundamentals of the food-service industry, as well as Sodexo's end market exposure, made Sodexo an attractive investment and we added it to the Fund. Both Compass and Sodexo are solid businesses that provide a majority of their services to institutional clients, which should provide a relatively stable base during a downturn. This example highlights how our investment and research processes are designed to lead to unique and interesting new ideas for the Fund.

Our consumer discretionary and industrial stocks contributed most to the Fund's relative outperformance for the quarter. Geographically, we made minor adjustments to our portfolio weightings this quarter. We increased Europe and the U.K. holdings to approximately 76% of investments, while we decreased Latin and North America investments to roughly 7.5% of the portfolio. Our Asia exposure decreased to approximately 16%, and the balance of the portfolio, excluding cash, was invested in the Middle East.

Our currency hedge performance was down slightly this quarter but contribution to performance was flat. Due to the strengthening Swiss franc, we increased our Swiss franc hedges from approximately 12% to 25%, while we decreased our Japanese yen hedges from approximately 14% to 12%.

We are excited to report our performance this quarter, and we remain upbeat about the future of the global economy. The recent short-term market fluctuations have provided us with a unique opportunity to purchase high quality companies at extremely attractive prices that we believe will provide you, our shareholders, attractive returns in the future.

We thank you for your continued support and confidence!

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

June 30, 2009

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—June 30, 2009 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—96.6%
Advertising—2.9%
Publicis Groupe (France)	Advertising & Media Services	3,056,300	$93,167,983
Apparel, Accessories & Luxury Goods—8.7%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	5,096,000	$105,901,873
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	427,500	68,577,838
Luxottica Group SpA (Italy) (a)	Manufacturer & Retailer of Eyeglass Frames & Sunglasses	2,533,015	52,910,692
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	659,900	50,360,266
			277,750,669
Automobile Manufacturers—7.5%
Daimler AG Registered (Germany)	Automobile Manufacturer	2,638,500	$95,422,545
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,645,900	62,702,579
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	1,659,600	62,488,043
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	770,400	21,272,269
			241,885,436
Broadcasting—6.7%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	7,127,000	$79,914,862
Grupo Televisa SA (Mexico) (b)	Television Production & Broadcasting	4,285,800	72,858,600
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	6,730,395	62,787,499
			215,560,961
Cable & Satellite—2.2%
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	9,426,300	$70,562,058

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.6% (cont.)
Publishing—1.9%
Thomson Reuters PLC (Canada)	Electronic Information & Solutions Company	1,845,400	$52,584,408
Johnston Press PLC (United Kingdom) (a)	Newspaper Publishing	26,926,703	8,749,210
			61,333,618
Restaurants—2.0%
Sodexo (France)	Food and Facilities Management Services	788,300	$40,463,638
Compass Group PLC (United Kingdom)	International Foodservice Group Operator	4,427,300	24,892,359
			65,355,997
Specialty Stores—3.8%
Signet Jewelers, Ltd. (United Kingdom)	Jewelry Retailer	5,765,736	$120,042,623
Distillers & Vintners—2.1%
Diageo PLC (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	4,623,500	$66,291,346
Packaged Foods & Meats—1.4%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	1,190,200	$44,823,509
Soft Drinks—1.4%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	1,410,900	$45,487,416
Oil & Gas Exploration & Production—1.3%
EnCana Corp. (Canada)	Develops, Produces, & Markets Natural Gas	882,300	$43,647,381
Asset Management & Custody Banks—2.3%
Schroders PLC (United Kingdom)	International Asset Management	5,572,200	$75,218,361
Diversified Banks—3.5%
BNP Paribas SA (France)	Commercial Bank	972,862	$63,121,013
Bank of Ireland (Ireland) (a)	Commercial Bank	20,541,978	48,557,146
			111,678,159

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.6% (cont.)
Diversified Capital Markets—5.7%
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	7,726,300	$94,503,269
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,907,700	87,084,736
			181,588,005
Investment Banking & Brokerage—3.4%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	18,118,800	$108,146,676
Multi-line Insurance—3.1%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	1,089,200	$100,281,546
Pharmaceuticals—4.5%
Novartis AG (Switzerland)	Pharmaceuticals	1,865,400	$75,608,317
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	3,902,900	68,608,912
			144,217,229
Building Products—4.0%
Assa Abloy AB, Series B (Sweden)	Develops, Designs, & Manufactures Security Locks	5,872,830	$81,835,109
Geberit AG, Registered Shares (Switzerland)	Building Products	369,300	45,408,384
			127,243,493
Human Resource & Employment Services—2.7%
Adecco SA (Switzerland)	Temporary Employment Services	2,115,400	$88,116,519
Industrial Conglomerates—2.4%
Koninklijke (Royal) Philips Electronics NV (Netherlands)	Electronics Manufacturer	2,079,500	$38,288,577
Tyco International, Ltd. (Switzerland)	Security Products & Services Provider	1,458,800	37,899,624
			76,188,201
Industrial Machinery—0.9%
Atlas Copco AB, Series B (Sweden)	Industrial Equipment Manufacturer	2,078,449	$18,791,756
Kone OYJ (Finland)	Elevator & Escalator Modernization & Maintenance	375,300	11,493,261
			30,285,017

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.6% (cont.)
Marine—1.7%
Kuehne + Nagel International AG (Switzerland)	Sea, Land, & Rail Freight Transportation Businesses	690,300	$54,065,188
Railroads—0.5%
Canadian National Railway Co. (Canada)	Railroad Transportation	402,100	$17,274,216
Research & Consulting Services—2.9%
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	6,542,900	$48,897,179
Meitec Corp. (Japan)	Software Engineering Services	2,475,100	42,803,930
			91,701,109
Security & Alarm Services—1.7%
G4S PLC (United Kingdom)	Security Services	16,140,300	$55,365,120
Application Software—2.3%
SAP AG (Germany)	Develops Business Software	1,787,700	$71,900,733
Electronic Components—2.2%
OMRON Corp. (Japan)	Component, Equipment, & System Manufacturer	4,952,700	$71,718,654
Electronic Equipment & Instruments—0.3%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,237,700	$10,706,105
Office Electronics—2.0%
Canon, Inc. (Japan)	Computers & Information	1,952,900	$64,059,418
Semiconductor Equipment—0.7%
ASML Holding NV (Netherlands)	Develop, Produce & Market Semiconductor Manufacturing Equipment	1,016,100	$21,965,954
Semiconductors—4.0%
Rohm Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,194,300	$87,153,464
Samsung Electronics Co., Ltd. (South Korea)	Consumer & Industrial Electronic Equipment Manufacturer	91,000	42,287,374
			129,440,838

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—96.6% (cont.)
Diversified Chemicals—1.7%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings, & Paints	1,255,300	$55,224,853
Specialty Chemicals—2.2%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	116,599	$71,415,613
Total Common Stocks (Cost: $3,680,811,621)			3,103,710,004
Short Term Investment—2.2%
Repurchase Agreement—2.2%

Fixed Income Clearing Corp. Repurchase Agreement, 0.03% dated 6/30/2009 due 7/1/2009, repurchase price $69,426,312, collateralized by a Federal Home Loan Bank Bond, with a rate of 0.800%, with a maturity of 4/30/2010, and with a market value plus accrued interest of $34,523,981, and by a Federal National Mortgage Association Bond, with a rate of 5.125%, with a maturity of 1/2/2014, and with a market value plus accrued interest of $36,291,188	$69,426,254	$69,426,254
Total Repurchase Agreement (Cost: $69,426,254)		69,426,254
Total Short Term Investment (Cost: $69,426,254)		69,426,254
Total Investments (Cost: $3,750,237,875)—98.8%		$3,173,136,258
Foreign Currencies (Cost: $1,102,071)—0.1%		$1,108,190
Other Assets In Excess of Liabilities—1.1%		36,659,122
Total Net Assets—100%		$3,210,903,570

(a)  Non income-producing security.

(b)  Represents an American Depositary Receipt.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INT'L SMALL CAP FUND FROM 6/30/99 TO PRESENT (6/30/09) AS COMPARED TO MSCI WORLD EX U.S. SMALL CAP16 AND MSCI WORLD EX U.S.13 INDEXES (UNAUDITED)†

		Average Annual Total Returns (as of 6/30/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	43.74%	-20.66%	3.82%	7.61%	8.86%
MSCI World ex U.S. Small Cap	34.08%	-29.64%	2.53%	5.27%	N/A
MSCI World ex U.S.	25.86%	-31.62%	2.87%	1.63%	4.03%
Lipper International Small Cap Index[17]	32.38%	-31.76%	4.32%	6.65%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.41%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund returned 44% for the quarter ended June 30, 2009. This compares favorably to the MSCI World ex U.S. Small Cap Index, which returned 34%, and the MSCI World ex U.S. Index, which returned 26%. Since inception, your Fund has returned 9% annualized, compared to the MSCI World ex U.S. Index, which has returned 4% for the same period.

As markets began to recover this spring, the Fund's financial holdings performed strongly. In particular, Julius Baer—the Fund's largest holding and the biggest contributor to performance in the quarter—returned 59%. Julius Baer provides various private banking and asset management services to wealthy individuals and institutional investors worldwide. With its key subsidiary, Bank Julius Baer, as well as its other units, the company is the largest independent private banker among traditional Swiss banking firms. Baer has approximately 30 offices worldwide and also owns U.K.-based asset manager GAM.

Like most other financial firms, Julius Baer faced challenges in 2008, but its robust private banking franchise and its high capital generation helped the company weather the storm. Management's history of making wise strategic moves was evident in its most recent decision—to acquire Augustus Asset Managers Ltd, a successful London-based fixed income and foreign exchange investment management company. This acquisition will broaden Julius Baer's investment offerings. Additionally, Baer has capitalized on the disruption at larger banks by selectively hiring away senior private bankers. These factors, along with its very limited exposure to the credit cycle or to trading, appear to have worked in Baer's favor. In May 2009, the firm's COO, Boris Colardi, became the new CEO, and the firm's former CEO took over as Chairman of GAM Holding Ltd. Additionally, management announced that it will split the Baer company into two separate entities: one will focus solely on Private Banking and the other exclusively on Asset Management. Both companies are expected to start trading in September. Many investors, including ourselves, view these moves positively. With management's continued focus on improving shareholder value, we believe Julius Baer is poised to provide attractive future returns for equity holders.

OAKMARK INTERNATIONAL SMALL CAP FUND

The other top performing financial company in the Fund was the Japanese brokerage firm Ichiyoshi Securities, which returned 94% for the quarter. No specific factors seemed to cause the increase; simply, the Japanese market's overall market upswing in the second quarter caused a rally in the stock price.

We appreciate quarters like this recent one when the worst performing stock detracts from the Fund's performance by only .11%. In this case, that stock was Chargeurs, a French manufacturer and distributor of wool and fabrics and a leading manufacturer of protective films. Historically, Chargeurs has contributed solidly to the Fund's returns due to its management team's ability to extract value from the firm's textile operations, even when faced with competitive challenges. Unfortunately, drastic deterioration in economic conditions has put pressure on this business. At the same time, the construction downturn has temporarily impaired profit generation of protective films, despite very good cost control. This causes significant stress on the firm's balance sheet at a time when further actions might be required. While we believe management is strong and the protective films business is structurally sound, Chargeurs is experiencing a difficult time, causing some short-term concerns that are reflected in the company's share price.

Significant market volatility has provided us with many new investment opportunities. As a result, it was an active quarter of buying in your Fund. We purchased two German companies: GEA Group, an engineering services firm, and Rational, an industry leader in developing, manufacturing and selling combi-steamers for professional kitchens. From Australia we added Goodman Fielder, the leading food company in the region, and Ansell, a worldwide latex glove manufacturer and a previous Fund holding. Rounding out the new ideas are Sika, a 100-year old Swiss specialty chemicals business, and Square Enix, a Japanese software developer for home video game consoles—and another former Fund holding.

Geographically, the portfolio weightings shifted slightly this quarter. Europe and the U.K. decreased, ending the quarter at approximately 72% of investments. The two new Australian names in the Fund boosted the Pacific Rim to 23% of the total portfolio, and Latin America moved down to 1% of the portfolio.

We continue to hedge the Fund's currency exposure defensively, and at the recent quarter end, approximately 24% of the Fund's Swiss franc and 10% of the Fund's Japanese yen exposures were hedged.

In closing, we'd like to take this opportunity to wish Chad Clark, your former co-Portfolio Manager, all the best in the next chapter of his life. Chad decided to leave Harris Associates on June 24. We've enjoyed working with Chad through the years; he has been a valued contributor to our group's success.

Thank you for your continued confidence and support.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com

June 30, 2009

† Prior to January 1, 2009, the Fund's primary benchmark was the MSCI World ex U.S. Index, an unmanaged index that includes countries throughout the world, excluding the U.S., in proportion to world stock market capitalization. The Fund changed its primary benchmark because the MSCI World ex U.S. Small Cap Index reached its tenth anniversary on December 31, 2008 and now provides an historical perspective to make a more meaningful comparison given the small cap focus of the Fund.

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—June 30, 2009 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.2%
Advertising—1.9%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	482,300	$10,914,144
Apparel, Accessories & Luxury Goods—2.2%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	2,324,400	$12,423,582
Automotive Retail—0.8%
USS Co., Ltd. (Japan)	Used Car Auction Facility Manager	87,700	$4,524,514
Broadcasting—8.0%
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	48,390,700	$16,657,965
Ten Network Holdings, Ltd. (Australia)	Operates Commercial Television Stations	17,386,037	16,391,309
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	608,000	11,497,527
			44,546,801
Home Furnishing Retail—2.6%
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	936,070	$11,406,151
Fourlis Holdings SA (Greece)	Wholesales Electric & Electronic Appliances	232,700	3,019,598
			14,425,749
Home Improvement Retail—2.2%
Carpetright PLC (United Kingdom)	Carpet Retailer	1,306,400	$12,057,510
Household Appliances—0.2%
Rational AG (Germany)	Manufactures & Markets Food Preparation Appliances	10,941	$1,258,583
Movies & Entertainment—0.8%
CTS Eventim AG (Germany)	Entertainment Tickets Producer & Distributor	109,078	$4,417,687
Photographic Products—2.2%
Vitec Group PLC (United Kingdom)	Photo Equipment & Supplies	2,812,479	$12,030,432

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Publishing—0.9%
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	98,151	$4,787,633
Specialty Stores—1.4%
JJB Sports PLC (United Kingdom)	Sportswear & Sports Equipment Retailer	15,322,680	$8,003,815
Textiles—0.8%
Chargeurs SA (France) (a)	Wool, Textile Production & Trading	772,682	$4,444,221
Household Products—0.2%
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	250,000	$958,366
Packaged Foods & Meats—2.6%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	6,379,300	$6,708,273
Alaska Milk Corp. (Philippines)	Milk Producer	56,360,000	5,152,914
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	83,380	2,879,799
			14,740,986
Soft Drinks—1.2%
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	1,420,000	$6,517,951
Asset Management & Custody Banks—5.9%
Julius Baer Holding AG (Switzerland)	Asset Management	546,100	$21,199,667
MLP AG (Germany)	Asset Management	949,070	11,516,628
			32,716,295
Investment Banking & Brokerage—2.3%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	1,578,800	$13,127,304
D. Carnegie & Co. AB (Sweden)	Diversified Financials Services	2,314,000	0
			13,127,304
Life & Health Insurance—0.5%
Amil Participacoes SA (Brazil)	Provides Health Insurance & Related Services	569,600	$2,746,986

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Real Estate Services—3.7%
LSL Property Services PLC (United Kingdom) (a)	Residential Property Service Provider	8,839,727	$20,396,719
Health Care Supplies—0.2%
Ansell, Ltd. (Australia)	Manufactures Latex	190,300	$1,344,824
Life Sciences Tools & Services—1.4%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturing	1,474,300	$7,744,464
Air Freight & Logistics—3.4%
Freightways, Ltd. (New Zealand)	Express Package Services	5,657,300	$10,329,754
Panalpina Welttransport Holding AG (Switzerland)	Freight Shipping & Supply Chain Management Services	115,500	8,392,366
			18,722,120
Airport Services—3.3%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	9,723,300	$18,236,316
Building Products—1.3%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	37,686	$7,006,187
Human Resource & Employment Services—6.6%
Pasona Group, Inc. (Japan)	Placement Service Provider	23,842	$16,606,615
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	2,828,700	11,087,621
Robert Walters PLC (United Kingdom)	International Recruitment Company	3,787,900	9,067,344
			36,761,580
Industrial Conglomerates—4.0%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	388,900	$16,830,774
Tomkins PLC (United Kingdom)	International Manufacturing	2,250,400	5,479,489
			22,310,263

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Industrial Machinery—9.6%
Interpump Group SpA (Italy) (a)	Pump & Piston Manufacturer	3,538,700	$17,126,705
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	691,800	11,112,123
IMI PLC (United Kingdom)	Manufactures Merchandise Displays, Ventilation & Air Conditioning Equipment	2,056,000	10,545,038
GEA Group AG (Germany)	Engineering Services Provider	346,500	5,244,882
Bobst Group AG (Switzerland) (a)	Manufactures Printing Presses & Packaging Producing Machinery	185,800	5,215,499
Schindler Holding AG (Switzerland)	Manufactures & Installs Elevators, Escalators, & Moving Walkways Internationally	72,100	4,475,767
			53,720,014
Office Services & Supplies—2.8%
Sperian Protection (France)	Manufactures Protection Equipment For People In Hazardous Work Environments	279,500	$15,742,668
Research & Consulting Services—0.5%
Cision AB (Sweden) (a)	Business & Communication Intelligence	3,139,100	$2,888,998
Application Software—1.0%
Exact Holding N.V. (Netherlands)	Develops & Markets Business Software	236,515	$5,723,462
Communications Equipment—0.1%
Raymarine PLC (United Kingdom)	Leisure Marine Electronics Products	4,093,379	$791,295
Computer Hardware—2.1%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	209,200	$11,703,825
Electronic Components—0.3%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	16,400	$1,753,464

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.2% (cont.)
Electronic Equipment & Instruments—3.0%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,395,300	$12,069,345
Domino Printing Sciences PLC (United Kingdom)	Printing Equipment	1,107,990	4,598,176
			16,667,521
Home Entertainment Software—1.3%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	301,000	$7,077,023
IT Consulting & Other Services—3.6%
Atea ASA (Norway)	Management & IT Consulting Services	4,756,100	$19,748,819
Office Electronics—2.4%
Neopost SA (France)	Mailroom Equipment Supplier	118,000	$10,595,145
Boewe Systec AG (Germany) (a)	Automated Paper Management Systems Producer	285,039	2,479,173
			13,074,318
Systems Software—0.6%
Totvs SA (Brazil)	Develops & Markets Software Solutions	90,200	$3,077,249
Monitise PLC (United Kingdom) (a)	Mobile Banking Service Solutions	3,061,088	333,642
			3,410,891
Construction Materials—2.0%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	418,190	$11,029,161
Specialty Chemicals—4.3%
Symrise AG (Germany)	Diversified Chemical Manufacturer	770,500	$11,371,018
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	374,900	8,308,626
Sika AG (Switzerland)	Manufactures Construction Materials	3,950	4,384,244
			24,063,888
Total Common Stocks (Cost: $768,624,473)			524,560,379

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—June 30, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.9%
Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.03% dated 6/30/2009 due 7/1/2009, repurchase price $22,183,575, collateralized by a Federal Home Loan Bank Bond, with a rate of 1.100%, with a maturity of 3/30/2010, and with a market value plus accrued interest of $22,628,450	$22,183,557	$22,183,557
Total Repurchase Agreement (Cost: $22,183,557)		22,183,557
Total Short Term Investment (Cost: $22,183,557)		22,183,557
Total Investments (Cost: $790,808,030)—98.1%		$546,743,936
Foreign Currencies (Cost: $291,849)—0.1%		$289,795
Other Assets In Excess of Liabilities—1.8%		9,883,340
Total Net Assets—100%		$556,917,071

(a)  Non income-producing security.

OAKMARK INTERNATIONAL SMALL CAP FUND

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

The performance data quoted represents past performance. The performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  4.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  5.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

  6.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

THE OAKMARK FUNDS

  7.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  8.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Barclays Capital U.S. Government / Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

  10.  "Brands left to ponder price of loyalty," Andrew Edgecliffe-Johnson, Financial Times, June 21, 2009.

  11.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This index is unmanaged and investors cannot invest directly in this index.

  12.  The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category, which consists of funds that invest at least 25% in securities traded outside of the United States. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. This index is unmanaged and investors cannot actually make investments in this index.

  13.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  14.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  15.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  16.  The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI World ex U.S. Small Cap Index currently consists of 22 developed market country indices. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This index is unmanaged and investors cannot actually make investments in this index.

17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" ("12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

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THE OAKMARK FUNDS

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THE OAKMARK FUNDS

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THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President and Chief Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President and Principal Financial
  Officer
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-3250.

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days from any Fund other than Oakmark Equity & Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: July 2009.